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                                                                    EXHIBIT 23.e

                               CONSENT OF COUNSEL

We hereby consent to the reference to this firm and to the inclusion of the summary of our opinion under the caption "The Merger--Material U.S. Federal Income Tax Consequences" in the Prospectus related to this Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-44094) filed by Conexant Systems, Inc.

                                                 CHADBOURNE & PARKE LLP

30 Rockefeller Plaza
New York, New York  10112

August 28, 2000